Exhibit 99.1

Worksport Announces Accelerated Path to Profitability with $2M+ in Projected Savings, Strengthens Financial Stability Ahead Of Upcoming Product Launches

Company Expects Improved Margins and Cash Preservation; Upcoming Launches Includes High-Demand AL4 Cover and Innovative Clean-Tech Solutions

West Seneca, New York, October 17, 2024 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors today announced the implementation of strategic cost-saving measures designed to enhance operational efficiency and drive long-term growth. The Company forecasts these actions will result in $1.5 million in expense savings in 2025, along with an additional $0.5 to $1 million in related savings, without negatively impacting revenues or growth.

Key Highlights:

●	Strategic Cost Savings: Initiatives begin immediately and target a reduction of recurring expenses. These initiatives are expected to improve margins and enhance cash preservation.

●	Growth Focus: The Company aims for significant revenue growth in 2025, targeting cash flow positivity by expanding its tonneau cover business line and launching clean tech products. The newly enacted cost saving initiatives are expected to expedite the Company’s progression to this goal.

●	Product Launches on Schedule: No material delays are expected for three new products, including the highly anticipated AL4 Premium Tonneau Cover, the COR Portable Energy System, and the SOLIS Solar Cover.

●	Upcoming Catalysts: Immediate benefits are expected in Q4 2024, with further positive financial impact anticipated in Q1 2025.

CEO Commentary:

“We are taking proactive steps to optimize our operations and position Worksport for sustainable growth,” said Steven Rossi, CEO of Worksport. “These strategic measures are expected to improve our margins and strengthen our financial position without compromising our commitment to innovation and product excellence. We remain focused on executing our growth strategy and delivering value to our shareholders.”

Growth Initiatives and Revenue Targets

Worksport is aggressively pursuing growth in its tonneau cover business line, projecting:

●	Cash Flow Positivity in 2025: Capitalizing on high-demand products and expanding market share.

●	Significant Revenue Growth: Targeting a multiple increase over year-end 2024 revenues.

Product Launches and Upcoming Catalysts

1.	AL4 Premium Tonneau Cover:

●	Expected Release: Late Q4 2024.

●	Features: Innovative four-fold design offering enhanced functionality and margins.

●	Market Potential: Four-fold covers are seen as the most in-demand models in the market, and this cover is expected to propel Worksport toward nine-figure revenue in the short to midterm.

2.	Worksport COR Portable Energy System, and 3. SOLIS Solar Cover:

●	Current Phase: Recently entered alpha release.

●	Next Steps: Ongoing real-world testing, design optimization, and media engagement leading to a pre-order campaign and larger beta release.

●	Manufacturing Partnerships: The Company is proud to announce it is in advanced discussions with a globally recognized manufacturer to produce these units.

Continued Commitment to Innovation

Worksport remains highly engaged in research and development, with a focus on:

●	Terravis Energy’s Extreme Climate Heat Pump: The Company is looking forward to sharing exciting advancements of this subsidiary soon.

●	Ongoing R&D Efforts: The Company recently provided an update on 19 new models it has added to its product catalogue in just the last 6 months, and it looks forward to sharing additional updates as they occur.

CEO Steven Rossi added:

“Our upcoming product launches represent significant milestones for Worksport. We are confident that the AL4 Premium Tonneau Cover and our clean energy solutions like the COR Portable Energy System and SOLIS Solar Cover will drive substantial growth. These innovations reflect our dedication to meeting market demands and exceeding customer expectations.”

About Worksport Ltd.

Worksport Ltd. (NASDAQ: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable energy storage systems, and heat-pump technology. The Company is committed to transforming the pickup truck industry through innovative technologies that enhance functionality and sustainability. For more information, please visit www.worksport.com | investors.worksport.com | https://terravisenergy.com

Key 2024 Press-Releases:

●	October 7: October Strategic Update
●	October 3: Commencing U.S Government Sales
●	September 30: Update On ISO Certification
●	September 19: Alpha Launch of SOLIS & COR
●	September 12: Record High August Sales
●	September 11: Worksport COR as an EV Range Extender for Tesla Model 3
●	August 14: Record High Revenues; 275% Q2 Growth
●	August 1: Impressive SOLIS Solar Cover Test Results
●	May 8: Worksport Awarded $2.8MM Grant
●	April 25: Worksport Signals Undervalued Status, Eyes Major 2024 Growth

Read all Worksport press releases: [Link to All Press Releases].

Stay Connected

●	Investor Newsletter: Investors and customers are invited to follow Worksport’s progress as it builds on this momentum and strives to redefine industry standards with each new corporate development. Link to Newsletter

●	Contact Information

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com E: investors@worksport.com W: worksport.com

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third party websites, as well as sign up for the Company’s newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

Product social media	Investor social media
Instagram	X (formerly Twitter)
Facebook YouTube	LinkedIn Link to Newsletter

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “project,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.